Seligman

Large-Cap Value Fund

Annual Report December 31, 2002

A Value Approach to Seeking the Capital Appreciation Potential of Larger Companies

Seligman
139 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 139 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, the nation’s largest diversified publicly-traded closed-end investment company — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

Table of Contents

To The Shareholders	1

Interview With Your
Portfolio Managers	2

Performance Overview	4

Portfolio Overview	6

Portfolio of Investments . .	8

Statement of Assets
and Liabilities	10

Statement of
Operations	11

Statements of
Changes in Net Assets	12

Notes to Financial
Statements	13

Financial Highlights	18

Report of
Independent Auditors	23

Shareholder Meeting	24

Directors and
Officers	26

To The Shareholders

For the year ended December 31, 2002, Seligman Large-Cap Value Fund posted a disappointing total return of –30.85% based on the net asset value of Class A shares. During the same time period, the Fund’s peers, as measured by the Lipper Large-Cap Value Funds Average, delivered a total return of –19.75%, and the Russell 1000 Value Index returned –15.52%. The overall market, as measured by the Standard & Poor’s 500 Composite Stock Index, returned –22.10% during the same one-year period. The Fund’s performance was hurt by its merchant energy stock selections.

The past year was highly challenging for equity investors as the major stock indices recorded their third consecutive annual loss, something that has not happened in the post-World War II era. Investor confidence was undermined by geopolitical uncertainty, worries about the economy, accounting scandals, and corporate malfeasance.

While economic reports ultimately painted a brightening picture, a commensurate recovery in corporate profits did not occur in 2002. Once the corporate governance scandals abated, investor anxiety was fed by continued moribund corporate spending and worries over the impact of a protracted military conflict in the Middle East.

Despite the difficulties of the last year, we believe the US economy is improving and should expand moderately in 2003. The economy has posted several straight quarters of GDP growth, consumer spending is stable, and inflation remains benign. There are also encouraging signs coming out of the corporate sector. Earnings are beginning to strengthen, companies have been paying off debt, and capital spending by businesses (excluding telecommunications and utilities) is beginning to trend upward. Additionally, there is broad consensus in Washington on the need for some sort of fiscal stimulus to spur job creation and help the economy recover from its current weakness. While the ultimate size of the stimulus package will be debated, the ultimate impact on the capital markets should be positive.

We are mindful that there are risks to this outlook, including the possibility of a prolonged war and/or new terror attacks, but we are encouraged by the government’s emphasis on homeland security and the confrontation of terrorism. Over the long term, this should be positive for the capital markets.

After three straight years of negative stock market performance, investors are understandably frustrated, and some may be tempted to give up on stocks. However, we believe that, instead of losing faith, now is precisely the time to maintain or increase equity investments. Historically, stocks have outpaced inflation and provided attractive returns over longer periods of time, and we believe stocks will continue to play an important role in a diversified portfolio of investments.

In November 2002, Shareholders considered and approved several proposals, including the election of Directors and amendments to the Fund’s fundamental investment restrictions. For complete results of the vote, please refer to page 24 of this report.

Thank you for your continued support of Seligman Large-Cap Value Fund. A discussion with your Portfolio Managers, as well as the Fund’s investment results, portfolio of investments, and audited financial statements, follows this letter. We look forward to serving your investment needs for many years to come. By Order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

February 14, 2003

Interview With Your Portfolio Managers

Neil T. Eigen and Richard S. Rosen

Q:	How did Seligman Large-Cap Value Fund perform during the year ended December 31, 2002?
A:	Seligman Large-Cap Value Fund delivered a disappointing total return of –30.85%, based on the net asset value of Class A shares for the twelve months ended December 31, 2002. During the same time period, large-cap value stocks, as measured by the Russell 1000 Value Index, returned –15.52%, while the broader market, as measured by the Standard & Poor’s 500 Composite Stock Index, returned –22.10%. The Fund’s peers, as measured by the Lipper Large-Cap Value Funds Average, posted a total return of –19.75% during the same time period.

Q:	What economic and market factors influenced the Fund’s results during 2002?
A:

2002 was an extremely difficult year for equity investors and for the Fund. Many had expected it to be a positive year for equities, but as it turned out, it was a year characterized by high-profile cases of fraudulent corporate accounting and unethical corporate governance. The effect of these well-publicized scandals was to severely undermine investor confidence at a time when the US economy was struggling to emerge from recession. Having been so badly damaged, we believe it will take time for investor confidence in corporate America to recover. In addition, the scandals counteracted the vast amount of fiscal and monetary stimulus provided to restart the economy. The Federal Reserve Board’s cutting of interest rates to 40-year lows seemed to have little effect on the overall economy, which was still plagued by a recession in corporate profits and capital spending by businesses. The economy was kept afloat by consumer spending, though by the end of 2002 we saw that weaken somewhat.

In 2002 the Fund significantly underper-formed its benchmark and peer group, largely because its merchant energy holdings (e.g., AES and El Paso Energy) suffered severe price declines despite, in our opinion, being fundamentally sound businesses. We continue to hold AES because it received approval for a debt restructuring. The Fund also continues to own El Paso.

Q:	What was the Fund’s investment strategy during this time?
A:

In 2002 the Fund’s largest industry weightings were in insurance, diversified financials, and banks. Much of the bad news earlier in the year that afflicted financial stocks, including Enron-related litigation and high-risk loan exposure, appears to be ending. Among the Fund’s largest holdings are a large investment bank and a financial services conglomerate. They should benefit from a domestic and global economic recovery. The Fund also owns several high-quality insurance companies boasting good management. We believe the insurance industry currently has pricing power, since we are in the middle of what is typically a three-year cycle of rising premiums.

In order to position the portfolio for an economic recovery, the Fund also has significant exposure to the materials sector, including a high-quality chemical company with low levels of inventory. A rebound should give this company pricing power.

During the course of the year, we looked to strengthen the portfolio with the addition of a high-quality capital goods company with numerous diversified lines of business. We also added a large retailer whose stock was trading at a five-year low. New management is making changes in merchandising, and we believe the company is faring better than most retailers. We see improving fundamentals and believe there is a significant upside to the stock.

Q:	What is your outlook for 2003?
A:	We are optimistic that 2003 will be a better year as the economy recovers and that we will see the first normalized year for earnings in the last three years. It should be a year of less investor fear and more confidence. With interest rates so low and the bond rally potentially over, we think investors will be attracted to stocks, many of which are trading at extremely reasonable valuations. If earnings estimates for 2004 are strong, the stock market will likely anticipate this in 2003. Continued market volatility is likely, though.

For stocks to move ahead, we think it is important that five elements be in place—tangible proof of economic growth; the lowering and stability of the price of oil; resolution of the Iraqi confrontation; earnings growth exceeding expectations; and the recognition by investors of the relative and absolute attractiveness of equities. Consumer spending has been the only strength in the US economy in recent years, but at some point it will weaken, and business must pick up the slack. With businesses utilizing increasingly antiquated technology, we believe investment in technology and other capital spending has to pick up eventually. Inventories are also low, suggesting the potential for increased spending.

In our view, the Fund’s portfolio is currently positioned well, with strong companies purchased at relatively attractive prices. In anticipation of a better domestic and world economy, the Fund will continue to have significant weightings in financials and cyclicals. We feel particularly confident that the Fund will benefit from its exposure to insurance stocks, since we are only now completing the first year of what we believe will be continuing upward-moving insurance rates. Materials and health care will also receive emphasis, and the Fund will seek to own companies that have restructured by paying down debt and cutting costs over the past few years.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

A Team Approach

Seligman Large-Cap Value Fund is managed by the Seligman Value Team, headed by Neil T. Eigen, who has over 30 years of experience as a value investor. Mr. Eigen and Richard S. Rosen, the Fund’s Co-Portfolio Manager, are assisted by Kari Montanus and Elizabeth Smith (trader). The Team is responsible for identifying reasonably valued large-capitalization companies with the potential for high returns on equity.

Performance Overview

This chart compares a $10,000 hypothetical investment in Seligman Large-Cap Value Fund to $10,000 hypothetical investments in the Lipper Large-Cap Value Funds Average, the Russell 1000 Value Index and the Standard & Poor’s 500 Composite Stock Index (S&P 500) for the same period. Returns for the Fund are shown for Class A (with and without the initial 4.75% maximum sales charge), for Class B (with the 1% CDSC), and for Class D (without the 1% CDSC). Calculations assume reinvestment of distributions. The performances of Class C and Class I, which commenced on later dates, are not shown in this chart but are included in the table on page 5. This chart does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. It is important to keep in mind that the Russell 1000 Value Index and the S&P 500 exclude the effect of taxes, fees and sales charges, and the Lipper Large-Cap Value Funds Average excludes the effect of taxes and sales charges.

The performances of Class C and Class I shares will differ from the performances shown above, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or on the redemption of Fund shares.

				Dividend and Capital Loss Information
				Per Share
Net Asset Value Per Share				For the Periods Ended December 31, 2002

	12/31/02	6/30/02	12/31/01	Dividends Paid	Capital Loss

Class A	$7.45	$9.27	$10.86	$0.062	Realized	$(0.608)

Class B	7.28	9.02	10.60	—	Unrealized	(2.689	)‡

Class C	7.28	9.02	10.60	—

Class D	7.27	9.01	10.59	—

Class I	7.47	9.29	10.86	0.078

‡ Represents the per share amount of net unrealized depreciation of portfolio securities as of December 31, 2002.

Performance Overview

Investment Results
Total Returns
For Periods Ended December 31, 2002

			Average Annual

				Class A, B,
				and D	Class C	Class I
				Since	Since	Since
	Six	One	Five	Inception	Inception	Inception
Class A**	Months*	Year	Years	4/25/97	5/27/99	11/30/01

With Sales Charge	(22.81)%	(34.12)%	(3.60)%	1.29%	n/a	n/a

Without Sales Charge	(18.98)	(30.85)	(2.66)	2.17	n/a	n/a

Class B**						n/a

With CDSC†	(23.33)	(34.75)	(3.74)	1.23	n/a	n/a

Without CDSC	(19.29)	(31.32)	(3.37)	1.40	n/a	n/a

Class C**

With Sales Charge and CDSC‡	(20.89)	(32.71)	n/a	n/a	(9.07)%	n/a

Without Sales Charge and CDSC	(19.29)	(31.32)	n/a	n/a	(8.81)	n/a

Class D**

With 1% CDSC	(20.12)	(32.04)	n/a	n/a	n/a	n/a

Without CDSC	(19.31)	(31.35)	(3.40)	1.37	n/a	n/a

Class I**	(18.77)	(30.52)	n/a	n/a	n/a	(27.77)%

Lipper Large-Cap Value
Funds Average***	(11.78)	(19.75)	(0.60)	3.33	(5.56)	(5.49)

Russell 1000 Value Index***	(11.28)	(15.52)	1.16	6.02	(4.59)	(12.72)

S&P 500***	(10.30)	(22.10)	(0.59)	3.88	(2.15)	(20.09)

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance shown above.

*	Returns for periods of less than one year are not annualized.
**

Return figures reflect any change in price per share and assume the investment of all distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase. Class I shares do not have sales charges.

***	The Lipper Large-Cap Value Funds Average, the Russell 1000 Value Index, and the S&P 500 are unmanaged benchmarks that assume investment of all distributions. The Russell 1000 Value Index and the S&P 500 exclude the effect of taxes, fees and sales charges, and the Lipper Large-Cap Value Funds Average excludes the effect of taxes and sales charges. The Lipper Large-Cap Value Funds Average measures the performance of mutual funds that invest at least 75% of their assets in large-cap companies and that have below-average price-to-earnings ratios relative to the S&P 500. The Russell 1000 Value Index measures the performance of large-cap value stocks. The S&P 500 measures the performance of 500 of the largest US companies based on market capitalization. Investors cannot invest directly in an average or an index.
†	The CDSC is 5% for periods of one year or less, 2% for the five-year period, and 1% since inception.
††	From April 25, 1997.

Portfolio Overview

Diversification of Net Assets
December 31, 2002

				Percent of Net Assets
				December 31,

	Issues	Cost	Value	2002	2001

Aerospace	3	$23,930,453	$15,901,852	8.7%	8.2%

Automobiles and Components	1	11,856,823	4,792,681	2.6	2.7

Banks	3	24,897,879	17,995,872	9.9	9.2

Capital Goods	1	4,563,870	3,652,500	2.0	—

Chemicals	2	12,197,025	13,037,200	7.1	6.9

Communications Equipment	1	8,068,340	4,760,000	2.6	—

Computers and Peripherals	1	8,273,654	6,975,000	3.8	3.5

Diversified Financials	3	24,134,292	18,981,500	10.4	8.9

Electric and Gas Utilities	2	21,184,125	6,552,318	3.6	3.5

Energy	2	14,511,983	11,814,400	6.5	6.6

Health Care Equipment and Supplies	2	12,703,914	11,092,000	6.1	6.5

Household Products	1	6,315,306	4,984,350	2.7	3.2

Insurance	3	24,885,307	20,454,050	11.2	10.4

Multi-Utilities and Unregulated Power	—	—	—	—	2.0

Paper and Forest Products	2	15,405,657	11,627,400	6.4	6.5

Pharmaceuticals	2	17,708,023	10,141,010	5.6	6.2

Retailing	2	12,910,657	13,432,075	7.4	6.5

Telecommunication Services	—	—	—	—	3.0

Tobacco	1	5,977,506	6,484,800	3.6	3.3

	32	249,524,814	182,679,008	100.2	97.1

Other Assets Less Liabilities	—	(307,495)	(307,495)	(0.2)	2.9

Net Assets	32	$249,217,319	$182,371,513	100.0%	100.0%

Largest Industries

December 31, 2002

Percent of Net Assets

Portfolio Overview

Largest Portfolio Changes
During Past Six Months

Largest Purchases	Largest Sales

J.C. Penney*	Radio Shack**

El Paso Energy	United Technologies

Juniper Networks	Medtronic

AES	Boeing

UNUMProvident	Praxair

Lucent Technologies**

Allstate

Costco Wholesale

ChevronTexaco

Washington Mutual

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

* Position added during the period.
** Position eliminated during the period.

Largest Portfolio Holdings
December 31, 2002

Security	Value	Percent of Net Assets

J.C. Penney	$8,513,700	4.7

St. Paul Companies	7,491,000	4.1

International Business Machines	6,975,000	3.8

Dow Chemical	6,682,500	3.7

Medtronic	6,612,000	3.6

Citigroup	6,510,150	3.6

Transocean Sedco Forex	6,496,000	3.6

UNUMProvident	6,489,800	3.6

Altria Group	6,484,800	3.6

Allstate	6,473,250	3.5

Portfolio of Investments

December 31, 2002

	Shares	Value
Common Stocks 100.2%

Aerospace 8.7%

Boeing	150,000	$4,948,500

Goodrich (B.F.)	293,600	5,378,752

United Technologies	90,000	5,574,600

		15,901,852

Automotive and Components 2.6%

Ford Motor	515,342	4,792,681

Banks 9.9%

Bank of New York	229,200	5,491,632

Fleet Boston Financial	258,800	6,288,840

Washington Mutual	180,000	6,215,400

		17,995,872

Capital Goods 2.0%

General Electric	150,000	3,652,500

Chemicals 7.1%

Dow Chemical	225,000	6,682,500

Praxair	110,000	6,354,700

		13,037,200

Communications Equipment 2.6%

Juniper Network	700,000	4,760,000

Computer and Peripherals 3.8%

International Business Machines	90,000	6,975,000

Diversified Financials 10.4%

Citigroup	185,000	6,510,150

Fannie Mae	95,000	6,111,350

JPMorgan Chase	265,000	6,360,000

		18,981,500

Electric and Gas Utilities 3.6%

AES	930,900	2,811,318

El Paso Energy	537,500	3,741,000

		6,552,318

Energy 6.5%

ChevronTexaco	80,000	5,318,400

Transocean Sedco Forex	280,000	6,496,000

		11,814,400

See footnotes on page 9.

Portfolio of Investments

December 31, 2002

	Shares	Value
Health Care Equipment and Supplies 6.1%

Baxter International	160,000	$4,480,000

Medtronic	145,000	6,612,000

		11,092,000

Household Products 2.7%

Kimberly-Clark	105,000	4,984,350

Insurance 11.2%

Allstate	175,000	6,473,250

St. Paul Companies	220,000	7,491,000

UNUMProvident	370,000	6,489,800

		20,454,050

Paper and Forest Products 6.4%

Georgia-Pacific Group	330,000	5,332,800

International Paper	180,000	6,294,600

		11,627,400

Pharmaceuticals 5.6%

Bristol-Myers Squibb	187,000	4,329,050

Wyeth	155,400	5,811,960

		10,141,010

Retailing 7.4%

Costco Wholesale*	175,000	4,918,375

J.C. Penney	370,000	8,513,700

		13,432,075

Tobacco 3.6%

Altria Group	160,000	6,484,800

Total Investments (Cost $249,524,814) 100.2%		182,679,008

Other Assets Less Liabilities (0.2)%		(307,495)

Net Assets 100.0%		$182,371,513

* Non-income producing security.

See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2002

Assets:

Investments, at value:

Common Stocks (cost $249,524,814)	$182,679,008

Receivable for dividends and interest	749,249

Receivable for Capital Stock sold	524,852

Expenses prepaid to shareholder service agent	109,953

Other	42,792

Total Assets:	184,105,854

Liabilities:

Payable for Capital Stock repurchased	1,323,473

Management fee payable	128,210

Bank overdraft	17,925

Accrued expenses and other	264,733

Total Liabilities	1,734,341

Net Assets	$182,371,513

Composition of Net Assets:

Capital Stock, at par ($0.001 par value; 1,000,000,000 shares authorized;
24,854,678 shares outstanding):

Class A	$8,291

Class B	7,616

Class C	5,283

Class D	3,187

Class I	478

Additional paid-in capital	280,221,113

Dividends in excess of net investment income	(3,359)

Accumulated net realized loss	(31,025,290)

Net unrealized depreciation of investments	(66,845,806)

Net Assets	$182,371,513

Net Asset Value Per Share:

Class A ($61,769,449 ÷ 8,291,312)	$7.45

Class B ($55,420,051 ÷ 7,615,885)	$7.28

Class C ($38,438,662 ÷ 5,282,537)	$7.28

Class D ($23,175,793 ÷ 3,187,262)	$7.27

Class I ($3,567,558 ÷ 477,682)	$7.47

See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2002

Investment Income:

Dividends	$5,637,264

Interest	15,441

Total Investment Income	5,652,705

Expenses:

Management fees	1,951,992

Distribution and service fees	1,771,555

Shareholder account services	1,003,429

Shareholder reports and communications	93,578

Registration	87,478

Shareholders’ meeting	85,498

Custody and related services	71,269

Audit and legal fees	45,467

Directors’ fees and expenses, net	11,228

Miscellaneous	12,305

Total Expenses Before Reimbursements	5,133,799

Reimbursement of Expenses	(1,071)

Total Expenses After Reimbursements	5,132,728

Net Investment Income	519,977

Net Realized and Unrealized Loss on Investments:

Net realized loss on investments	(15,103,826)

Net change in unrealized appreciation of investments	(78,668,580)

Net Loss on Investments	(93,772,406)

Decrease in Net Assets From Operations	$(93,252,429)

See Notes to Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31,

	2002	2001

Operations:

Net investment income	$519,977	$242,011

Net realized loss on investments	(15,103,826)	(13,045,019)

Net change in unrealized appreciation of investments	(78,668,580)	(16,520,686)

Decrease in Net Assets from Operations	(93,252,429)	(29,323,694)

Distributions to Shareholders:

Net investment income:*

Class A	(517,180)	(539,967)

Class I	(34,800)	(5)

Net realized short-term gain on investments:*

Class A	—	(153,763)

Class B	—	(148,687)

Class C	—	(108,667)

Class D	—	(63,727)

Net realized long-term gain on investments:

Class A	—	(187,932)

Class B	—	(181,729)

Class C	—	(132,815)

Class D	—	(77,889)

Decrease in Net Assets from Distributions	(551,980)	(1,595,181)

Capital Share Transactions:

Net proceeds from sales of shares	58,376,831	128,521,183

Investment of dividends	489,474	470,294

Exchanged from associated funds	43,761,213	83,653,283

Value of shares issued in payment of gain distribution	—	954,116

Total	102,627,518	213,598,876

Cost of shares repurchased	(84,659,465)	(64,723,833)

Exchanged into associated funds	(38,146,690)	(33,631,832)

Total	(122,806,155)	(98,355,665)

Increase (Decrease) in Net Assets from Capital Share Transactions	(20,178,637)	115,243,211

Increase (Decrease) in Net Assets	(113,983,046)	84,324,336

Net Assets:

Beginning of year	296,354,559	212,030,223

End of Year (net of dividends in excess of net investment
income of $3,359 and $3,294, respectively)	$182,371,513	$296,354,559

* For tax purposes, these distributions are considered ordinary income. See Notes to Financial Statements

Notes to Financial Statements

1.	Multiple Classes of Shares — Seligman Large-Cap Value Fund (the “Fund”), a series of Seligman Value Fund Series, Inc., offers five classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. Class I shares became effective November 30, 2001, and are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees. The five classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.
2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:
	a.	Security Valuation — Investments in common stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.
	b.	Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.
	c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.
	d.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2002, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

Notes to Financial Statements

	e.	Distributions to Shareholders — The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.
3.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2002, amounted to $59,628,521 and $70,803,643, respectively. In addition, the Fund acquired portfolio securities with a value of $11,204,630 in exchange for Class A shares of capital stock.

At December 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $5,180,257 and $72,026,063, respectively.

4.	Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.80% per annum of the Fund’s average daily net assets.

Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $12,028 from sales of Class A shares. Commissions of $90,804 and $94,088 were paid to dealers for sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2002, fees incurred under the Plan aggregated $175,942, or 0.22% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

Notes to Financial Statements

For the year ended December 31, 2002, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $742,540, $539,067, and $314,006, respectively.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended December 31, 2002, such charges amounted to $79,440.

The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments and distribution fees retained by the Distributor, for the year ended December 31, 2002, amounted to $33,850.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 2002, Seligman Services, Inc. received commissions of $55,984 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $14,765, pursuant to the Plan.

Seligman Data Corp., which is owned by certain associated investment companies, charged at cost $1,003,429 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at December 31, 2002, of $3,359 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

5.	Committed Line of Credit — The Fund is a participant in a joint $650 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The Fund’s borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2003, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2002, the Fund did not borrow from the credit facility.

Notes to Financial Statements

6.	Capital Loss Carryforward — At December 31, 2002, the Fund had a net capital loss carryforward for federal income tax purposes of $26,279,436, which is available for offset against future taxable net capital gains, expiring in 2010. Accordingly, no capital gain distribution is expected to be paid to shareholders of this Fund until net capital gains have been realized in excess of the available capital loss carryforward.

In addition, the Fund elected to defer to January 1, 2003, the recognition for tax purposes of net losses of $1,844,504 realized on sales of investments after October 31, 2002. These losses will be available to offset future taxable net gains.

7.	Capital Share Transactions — The Fund has authorized 1,000,000,000 shares of $0.001 par value Capital Stock. Transactions in shares of Capital Stock were as follows:
			Year Ended December 31,

	2002			2001

Class A	Shares		Amount	Shares	Amount

Sales of shares	3,584,303		$35,837,103	4,125,362	$47,352,473

Exchanged from associated funds	2,722,143		24,079,558	2,120,570	24,419,170

Investment of dividends	59,227		454,636	44,367	470,289

Shares issued in payment of gain distributions	—		—	29,097	310,182

Total	6,365,673		60,371,297	6,319,396	72,552,114

Shares repurchased	(4,553,492)		(42,681,257)	(2,291,204)	(26,434,128)

Exchanged into associated funds	(2,401,435)		(21,029,989)	(1,256,941)	(14,269,058)

Transfer to Class I	(175,006)		(1,767,560)	—	—

Total	(7,129,933)		(65,478,806)	(3,548,145)	(40,703,186)

Increase (decrease)	(764,260)		$(5,107,509)	2,771,251	$31,848,928

Class B	Shares		Amount	Shares	Amount

Sales of shares	648,391		$6,021,554	1,929,685	$21,730,542

Exchanged from associated funds	1,268,524		11,562,704	3,122,419	34,916,737

Shares issued in payment of gain distributions	—		—	27,477	284,936

Total	1,916,915		17,584,258	5,079,581	56,932,215

Shares repurchased	(1,856,709)		(15,836,625)	(1,160,533)	(12,703,389)

Exchanged into associated funds	(1,081,347)		(9,422,532)	(970,106)	(10,474,748)

Total	(2,938,056)		(25,259,157)	(2,130,639)	(23,178,137)

Increase (decrease)	(1,021,141)		$(7,674,899)	2,948,942	$33,754,078

Class C	Shares		Amount	Shares	Amount

Sales of shares	1,043,047		$9,908,085	4,584,460	$51,964,666

Exchanged from associated funds	337,147		2,776,163	835,593	9,286,261

Shares issued in payment of gain distributions	—		—	21,938	227,547

Total	1,380,194		12,684,248	5,441,991	61,478,474

Shares repurchased	(1,904,743)		(16,054,755)	(1,742,593)	(19,423,653)

Exchanged into associated funds	(508,117)		(4,278,448)	(484,515)	(5,104,695)

Total	(2,412,860)		(20,333,203)	(2,227,108)	(24,528,348)

Increase (decrease)	(1,032,666	G	$(7,648,955)	3,214,883	$36,950,126

Notes to Financial Statements

		Year Ended December 31,

	2002			2001

Class D	Shares	Amount		Shares	Amount

Sales of shares	402,866		$3,607,395	662,170	$7,356,443

Exchanged from associated funds	609,063		5,342,788	1,337,849	15,031,115

Shares issued in payment of gain distributions	—		—	12,691	131,451

Total	1,011,929		8,950,183	2,012,710	22,519,009

Shares repurchased	(1,135,108)		(9,688,245)	(566,218)	(6,162,663)

Exchanged into associated funds	(407,803)		(3,415,721)	(339,840)	(3,783,331)

Total	(1,542,911)	(13,103,966)		(906,058)	(9,945,994)

Increase (decrease)	(530,982)		$(4,153,783)	1,106,652	$12,573,015

	Year Ended			November 30, 2001* to
	December 31, 2002			December 31, 2001

Class I	Shares		Amount	Shares	Amount

Sales of shares	332,657		$3,002,694	10,899	$117,059

Investment of dividends	4,536		34,838	1	5

Transfer from Class A	175,006		1,767,560	—	—

Total	512,199		4,805,092	10,900	117,064

Shares repurchased	(45,417)		(398,583)	—	—

Increase	466,782	$s	4,406,509	10,900	$117,064

* Commencement of offering of shares.

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

CLASS A

		Year Ended December 31,

Per Share Data	2002	2001	2000	1999	1998

Net Asset Value, Beginning of Year	10.86	12.16	9.75	10.04	9.09

Income from Investment Operations:

Net investment income	0.07	0.06	0.07	0.05	0.06

Net realized and unrealized gain
(loss) on investments	(3.42)	(1.26)	2.74	(0.32)	0.99

Total from Investment Operations	(3.35)	(1.20)	2.81	(0.27)	1.05

Less Distributions:

Dividends from net investment income	(0.06)	(0.06)	—	(0.02)	(0.04)

Distributions from net realized capital gains	—	(0.04)	(0.40)	—	(0.06)

Total Distributions	(0.06)	(0.10)	(0.40)	(0.02)	(0.10)

Net Asset Value, End of Year	$7.45	$10.86	$12.16	$9.75	$10.04

Total Return:	(30.85)%	(9.85)%	29.09%	(2.68)%	11.57%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$61,769	$98,317	$76,411	$46,687	$49,297

Ratio of expenses to average net assets	1.61%	1.46%	1.61%	1.50%	1.50%

Ratio of net investment income to average
net assets	0.71%	0.59%	0.72%	0.53%	0.61%

Portfolio turnover rate	24.32%	17.57%	45.79%	30.97%	10.44%

See footnotes on page 22.

Financial Highlights

CLASS B

	Year Ended December 31,

Per Share Data	2002	2001	2000	1999	1998

Net Asset Value, Beginning of Year	10.60	11.90	9.62	9.96	9.04

Income from Investment Operations:

Net investment loss	(0.01)	(0.02)	—	(0.02)	(0.02)

Net realized and unrealized gain (loss)
on investments	(3.31)	(1.24)	2.68	(0.32)	1.00

Total from Investment Operations	(3.32)	(1.26)	2.68	(0.34)	0.98

Less Distributions:

Distributions from net realized capital gains	—	(0.04)	(0.40)	—	(0.06)

Net Asset Value, End of Year	$7.28	$10.60	$11.90	$9.62	$9.96

Total Return:	(31.32)%	(10.58)%	28.13%	(3.41)%	10.85%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$55,420	$91,576	$67,675	$56,926	$56,342

Ratio of expenses to average net assets	2.39%	2.21%	2.36%	2.25%	2.25%

Ratio of net investment loss
to average net assets	(0.07)%	(0.16)%	(0.03)%	(0.22)%	(0.14)%

Portfolio turnover rate	24.32%	17.57%	45.79%	30.97%	10.44%

See footnotes on page 22.

Financial Highlights

CLASS C

	Year Ended December 31,			5/27/99* to

Per Share Data	2002	2001	2000	12/31/99

Net Asset Value, Beginning of Period	10.60	11.90	9.62	10.55

Income from Investment Operations:

Net investment loss	(0.01)	(0.02)	—	(0.01)

Net realized and unrealized gain (loss)
on investments	(3.31)	(1.24)	2.68	(0.92)

Total from Investment Operations	(3.32)	(1.26)	2.68	(0.93)

Less Distributions:

Distributions from net realized capital gains	—	(0.04)	(0.40)	—

Net Asset Value, End of Period	$7.28	$10.60	$11.90	$9.62

Total Return:	(31.32)%	(10.58)%	28.13%	(8.82)%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$38,439	$66,951	$36,900	$9,169

Ratio of expenses to average net assets	2.39%	2.21%	2.36%	2.36%†

Ratio of net investment loss
to average net assets	(0.07)%	(0.16)%	(0.03)%	(0.23)%†

Portfolio turnover rate	24.32%	17.57%	45.79%	30.97%††

See footnotes on page 22.

Financial Highlights

CLASS D

	Year Ended December 31,

Per Share Data	2002	2001	2000	1999	1998

Net Asset Value, Beginning of Year	10.59	11.89	9.62	9.96	9.04

Income from Investment Operations:

Net investment loss	(0.01)	(0.02)	—	(0.02)	(0.02)

Net realized and unrealized gain (loss)
on investments	(3.31)	(1.24)	2.67	(0.32)	1.00

Total from Investment Operations	(3.32)	(1.26)	2.67	(0.34)	0.98

Less Distributions:

Distributions from net realized capital gains	—	(0.04)	(0.40)	—	(0.06)

Net Asset Value, End of Year	$7.27	$10.59	$11.89	$9.62	$9.96

Total Return:	(31.35)%	(10.59)%	28.02%	(3.41)%	10.85%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$23,176	$39,392	$31,044	$34,355	$42,886

Ratio of expenses to average net assets	2.39%	2.21%	2.36%	2.25%	2.25%

Ratio of net investment income (loss)
to average net assets	(0.07)%	(0.16)%	(0.03)%	(0.22)%	(0.14)%

Portfolio turnover rate	24.32%	17.57%	45.79%	30.97%	10.44%

See footnotes on page 22.

Financial Highlights

CLASS I

	Year Ended	11/30/01* to
Per Share Data	12/31/02	12/31/01

Net Asset Value, Beginning of Period	$10.86	$10.80

Income from Investment Operations:

Net investment income	0.11	0.01

Net realized and unrealized gain (loss) on investments	(3.42)	0.11

Total from Investment Operations	(3.31)	0.12

Less Distributions:

Dividends from net investment income	(0.08)	—

Distributions from net realized capital gains	—	(0.06)

Total Distributions	(0.08)	(0.06)

Net Asset Value, End of Period	$ 7.47	$10.86

Total Return:	(30.52)%	1.13%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$3,568	$ 118

Ratio of expenses to average net assets	1.08%	1.04	%†

Ratio of net investment income to average net assets	1.24%	1.19	%†

Portfolio turnover rate	24.32%	17.57	%†††

Without management reimbursement:**

Ratio of expenses to average net assets	1.12%	1.76	%†

Ratio of net investment income to average net assets	1.20%	0.48	%†

*	Commencement of offering of shares
**	The Manager, at its discretion, reimbursed certain expenses of Class I shares
†	Annualized
††	For the year ended December 31, 1999.
†††	For the year ended December 31, 2001

See Notes to Financial Statements.

Report of Independent Auditors

The Board of Directors and Shareholders, Seligman Large-Cap Value Fund of Seligman Value Fund Series, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Large-Cap Value Fund, including the portfolio of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the Fund’s custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Large-Cap Value Fund as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 14, 2003

Shareholder Meeting

Each of the following proposals was considered and approved at a special meeting of shareholders held at the offices of the Fund on November 1, 2002, and adjourned to November 19, 2002 with respect to certain matters. Tabulations of the votes received on each of the proposals appear below.

Proposal 1
To elect a Board of Directors (shareholders of the Fund and Seligman Small-Cap Value Fund voted together for each nominee).
		Withhold Authority
	In Favor of Election	to Vote

John R. Galvin	24,185,452	695,466

Paul C. Guidone	24,197,070	683,848

Alice S. Ilchman	24,198,624	682,294

Frank A. McPherson	24,197,650	683,268

John E. Merow	24,194,664	686,254

Betsy S. Michel	24,201,786	679,132

William C. Morris	24,207,556	673,362

Leroy C. Richie	24,202,388	678,530

James Q. Riordan	24,184,711	696,207

Robert L. Shafer	24,200,289	680,629

James N. Whitson	24,197,583	683,335

Brian T. Zino	24,204,084	676,834

Proposal 2

To ratify the selection of Deloitte & Touche LLP as auditors of the Fund for 2002 (shareholders of the Fund and Seligman Small-Cap Value Fund voted together).

For Ratification	Against Ratification	Abstain

23,949,815	392,506	538,597

Proposal 3(a)
To amend the Fund’s fundamental restriction regarding investments in commodities.
For Approval	Against Approval	Abstain	Broker Non-Votes

9,545,021	610,324	406,267	3,053,855

Proposal 3(b)
To amend the Fund’s fundamental restriction regarding the purchase of securities on margin.
For Approval	Against Approval	Abstain	Broker Non-Votes

9,517,259	653,571	390,782	3,053,855

Proposal 3(c)
To amend the Fund’s fundamental restriction regarding borrowing.
For Approval	Against Approval	Abstain	Broker Non-Votes

9,498,508	644,769	415,335	3,053,855

Proposal 3(d)
To amend the Fund’s fundamental restriction regarding lending.
For Approval	Against Approval	Abstain	Broker Non-Votes

9,562,597	586,250	412,765	3,053,855

Proposal 3(e)
To amend the Fund’s fundamental restriction regarding underwriting.
For Approval	Against Approval	Abstain	Broker Non-Votes

9,567,567	566,717	427,328	3,053,855

Shareholder Meeting

Proposal 3(f )

To amend the Fund’s fundamental restriction regarding purchases or sales of real estate.

For Approval	Against Approval	Abstain	Broker Non-Votes

9,631,388	520,860	409,364	3,053,855

Proposal 3(g)
To amend the Fund’s fundamental restriction regarding diversification.
For Approval	Against Approval	Abstain	Broker Non-Votes

9,726,683	428,556	406,373	3,053,855

Proposal 3(h)
To amend the Fund’s fundamental restriction regarding industry concentration.
For Approval	Against Approval	Abstain	Broker Non-Votes

9,735,633	426,530	399,449	3,053,855

Proposal 3(i)
To eliminate the Fund’s fundamental restriction regarding short sales.
For Approval	Against Approval	Abstain	Broker Non-Votes

9,453,450	669,403	438,759	3,053,855

Proposal 3(j)
To eliminate the Fund’s fundamental restriction regarding control or management of any company.
For Approval	Against Approval	Abstain	Broker Non-Votes

9,623,152	525,588	412,872	3,053,855

Proposal 3(k)
To eliminate the Fund’s fundamental restriction regarding transactions in options.
For Approval	Against Approval	Abstain	Broker Non-Votes

9,446,139	688,455	427,018	3,053,855

Proposal 3(l)
To eliminate the Fund’s fundamental restriction regarding investment in other investment companies.
For Approval	Against Approval	Abstain	Broker Non-Votes

9,600,925	551,207	409,480	3,053,855

Proposal 3(m)
To eliminate the Fund’s fundamental restriction regarding mortgages and pledges.
For Approval	Against Approval	Abstain	Broker Non-Votes

9,521,762	626,058	413,792	3,053,855

Directors and Officers

Information pertaining to the Directors and Officers of Seligman Large-Cap Value Fund is set forth below.

Independent Directors

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

John R. Galvin (73)[2,4]	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Governor of the Center for Creative Leadership; Director, Raytheon Co. (defense and commercial electronics) and a Trustee of the Institute for Defense Analysis. From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, Europe and the Commander-in-Chief, United States European Command.
• Director: 1997 to Date
• Oversees 61 Portfolios
in Fund Complex

Alice S. Ilchman (67)[3,4]	President Emeritus, Sarah Lawrence College; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Jeannette K. Watson Summer Fellowships (summer internships for col- lege students); Trustee, Save the Children (non-profit child-assistance organization) and the Committee for Economic Development; a Governor of the Court of Governors, London School of Economics; and Director, Public Broadcasting Service (PBS). Formerly, Chairman, The Rockefeller Foundation (charitable foundation) and Director, New York Telephone Company.
• Director: 1997 to Date
• Oversees 61 Portfolios
in Fund Complex

Frank A. McPherson (69)[3,4]	Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, ConocoPhillips (oil and gas exploration and production); Integris Health (owner of various hospitals); BOK Financial (bank holding company); Oklahoma Chapter of the Nature Conservancy; Oklahoma Medical Research Foundation; Boys and Girls Clubs of Oklahoma; Oklahoma City Public Schools Foundation and Oklahoma Foundation for Excellence in Education. Formerly, Director, Kimberly-Clark Corporation (consumer products).
• Director: 1997 to Date
• Oversees 61 Portfolios
in Fund Complex

John E. Merow (73)[2,4]	Retired Chairman and Senior Partner, Sullivan & Cromwell LLP (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Commonwealth Industries, Inc. (manufactur-ers of aluminum sheet products); Director and Treasurer, the Foreign Policy Association; Director Emeritus, Municipal Art Society of New York; Trustee and Secretary, the U.S. Council for International Business; Trustee and Vice Chairman, New York-Presbyterian Healthcare System, Inc.; Trustee, New York-Presbyterian Hospital; and Member of the American Law Institute and Council on Foreign Relations.
• Director: 1997 to Date
• Oversees 61 Portfolios
in Fund Complex

See footnotes on page 29.

Directors and Officers

Information pertaining to the Directors and Officers of Seligman Large-Cap Value Fund is set forth below.

Independent Directors

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

Betsy S. Michel (60)[2,4]	Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Trustee, The Geraldine R. Dodge Foundation (charitable foundation) and World Learning, Inc. (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI).
• Director: 1997 to Date
• Oversees 61 Portfolios
in Fund Complex

Leroy C. Richie (61)[2,4]	Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds (except Seligman Cash Management Fund, Inc.)†; Director, Kerr-McGee Corporation (diversified energy company) and Infinity, Inc. (oil and gas services and exploration); Director and Chairman, Highland Park Michigan Economic Development Corp. Formerly, Trustee, New York University Law Center Foundation; Vice Chairman, Detroit Medical Center and the Detroit Economic Growth Corp.; and Chairman and Chief Executive Officer, Capital Coating Technologies, Inc. (applied coating technologies); and Vice President and General Counsel, Automotive Legal Affairs, of Chrysler Corporation.
• Director: 2000 to Date
• Oversees 60 Portfolios
in Fund Complex

James Q. Riordan (75)[3,4]	Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director or Trustee, The Houston Exploration Company (oil exploration) and the Committee for Economic Development. Formerly, Vice Chairman of Mobil Corporation (petroleum and petrochemicals company); Director and President, Bekaert Corporation (high-grade steel cord, wire and fencing products company); Co-Chairman of the Policy Council of the Tax Foundation; Director or Trustee, Brooklyn Museum, KeySpan Corporation (diversified energy and electric company); Tesoro Petroleum Companies, Inc., Dow Jones & Company, Inc. (business and financial news company); and Public Broadcasting Service (PBS).
• Director: 1997 to Date
• Oversees 61 Portfolios
in Fund Complex

Robert L. Shafer (70)[3,4]	Retired Vice President, Pfizer Inc. (pharmaceuticals); Director or Trustee of each of the investment companies of the Seligman Group of Funds†. Formerly, Director, USLIFE Corporation (life insurance).
• Director: 1997 to Date
• Oversees 61 Portfolios
in Fund Complex

James N. Whitson (67)[2,4]	Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director and Consultant, Sammons Enterprises, Inc.; Director, C-SPAN (cable television network) and CommScope, Inc. (manufacturer of coaxial cable).
• Director: 1997 to Date
• Oversees 61 Portfolios
in Fund Complex

See footnotes on page 29.

Directors and Officers

Information pertaining to the Directors and Officers of Seligman Large-Cap Value Fund is set forth below.

Interested Directors and Principal Officers

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

William C. Morris (64)*[1]	Chairman, J. & W. Seligman & Co. Incorporated, Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc., and Carbo Ceramics Inc. (ceramic proppants for oil and gas industry); and Director, Seligman Data Corp. and Kerr-McGee Corporation (diversified energy company). Formerly, Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.
• Director and Chairman
of the Board:
1997 to Date
• Oversees 61 Portfolios
in Fund Complex

Brian T. Zino (50)*[1]
• Director and President:	Executive Officer, President and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, SeligmanAdvisors, Inc. and Seligman Services, Inc.; Chairman, Seligman DataCorp.; Member of the Board of Governors of the Investment Company Institute; and Vice Chairman, ICI Mutual Insurance Company.
1997 to Date
• Chief Executive Officer:
Nov. 2002 to Date
• Oversees 61 Portfolios
in Fund Complex

Paul C. Guidone (45)*[1]	Managing Director and Chief Investment Officer, J. & W. Seligman & Co.Incorporated; Director or Trustee of each of the investment companies ofthe Seligman Group of Funds (except Seligman Cash Management Fund,Inc.)†; Member of the Association of Investment Management and Research, the New York Society of Security Analysts and the London Society of Investment Professionals. Formerly, Deputy Chairman and Group Chief Executive Officer, HSBC Asset Management; and Managing Director and Chief Investment Officer, Prudential Diversified Investments.
• Director:
May 2002 to Date
• Oversees 60 Portfolios
in Fund Complex

Neil T. Eigen (59)	Managing Director, J. & W. Seligman & Co. Incorporated. Vice President and Portfolio Manager of Seligman Small-Cap Value Fund; Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Large-Cap Value Portfolio and Small-Cap Value Portfolio. Formerly, Senior Managing Director, Chief Investment Officer and Director of Equity Investing, Bear Stearns Asset Management.
• Vice President and
Portfolio Manager:
1997 to Date

Thomas G. Rose (45)	Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc. Formerly, Treasurer of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.
• Vice President:
2000 to Date

See footnotes on page 29.

Directors and Officers

Information pertaining to the Directors and Officers of Seligman Large-Cap Value Fund is set forth below.

Interested Directors and Principal Officers

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

Lawrence P. Vogel (46)	Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; Treasurer, Seligman Data Corp. Formerly, Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President, Seligman Services, Inc. and Vice President and Treasurer, Seligman International, Inc. and Treasurer, Seligman Henderson Co.
• Vice President:
1997 to Date
• Treasurer: 2000 to Date

Frank J. Nasta (38)	Managing Director, General Counsel, and Corporate Secretary, J. & W.Seligman & Co. Incorporated; Secretary of each of the investmentcompanies of the Seligman Group of Funds†, Seligman Advisors, Inc.,Seligman Services, Inc., Seligman International, Inc. and Seligman DataCorp. Formerly Senior Vice President, Law and Regulation, J. & W.Seligman & Co. Incorporated, and Corporate Secretary, Seligman Henderson Co.
• Secretary: 1997 to Date

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø	The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.
†	The Seligman Group of Funds consists of 23 registered investment companies.
*	Mr. Morris, Mr. Zino, and Mr. Guidone are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

	Member:	1 Executive Committee
2 Audit Committee
3 Director Nominating Committee
4 Board Operations Committee

For More Information
Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue • New York, NY 10017
www.seligman.com

General Counsel
Sullivan & Cromwell LLP

Independent Auditors
Deloitte & Touche LLP

General Distributor
Seligman Advisors, Inc.
100 Park Avenue 10017 New York, NY

Shareholder Service Agent
Seligman Data Corp. 10017
100 Park Avenue • New York, NY
www.seligman.com
(on-line account information available)

Important Telephone Numbers

(800) 221-2450	Shareholder Services
(800) 445-1777	Retirement Plan Services
(212) 682-7600	Outside the United States
(800) 622-4597	24-Hour Automated Telephone Access Service

This report is intended only for the information of share- holders or those who have received the offering prospec- tus covering shares of Capital Stock of Seligman Large-Cap Value Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before invest- ing or sending money.

Seligman Large-Cap Value Fund

EQVLC2 12/02